SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 16, 2007

MORTGAGEBROKERS.COM HOLDINGS, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
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DELAWARE	000-49998	05-0554486
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

11-260 Edgeley Boulevard
City of Vaughan, Ontario, L4C 3Y4
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

877-410-4848
(ISSUER TELEPHONE NUMBER)

(FORMER NAME AND ADDRESS)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 4.01 Change in Registrant’s Certifying Accountant.

On May 16, 2007, SF Partnership LLP (“SF Partnership”) resigned as our independent registered public accounting firm. SF Partnership’s resignation resulted from an impairment of its objectivity and independence due to a threat of litigation by the Company in connection therewith; and SF Partnership’s concerns regarding the conduct and lack of integrity of management.

On May 16, 2007, we engaged a new independent registered public accounting firm. The new independent registered public accounting firm is Jewett, Schwartz, Wolfe & Associates (“Jewett”). Pursuant to Item 304(a) of Regulation S-K under the Securities Act of 1933, as amended, and under the Securities Exchange Act of 1934, as amended, the Company reports as follows:

(a)	(i)	SF Partnership resigned as our independent registered public accounting firm effective on May 16, 2007.

(ii)
During the previous two fiscal years and the interim period through May 16, 2007, our financial statements were modified for an uncertainty as to the Company’s ability to continue as a going concern. SF Partnership’s audit report for the years ended December 31, 2006 and 2005 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles.

	(iii)	The resignation of SF Partnership and engagement of Jewett was approved by the Company’s Board of Directors.

(iv)
During the two most recent fiscal years and the subsequent interim period through May 16, 2007, the Company and SF Partnership did not have any disagreements with regard to any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

	(v)	During the two most recent fiscal years and the subsequent interim period through May 16, 2007, we did not experience any reportable events.

(b)	On May 16, 2007, we engaged Jewett to be our independent registered public accounting firm.

(i)
Prior to engaging Jewett, we had not consulted Jewett regarding the application of accounting principles to a specified transaction, completed or proposed, the type of audit opinion that might be rendered on our financial statements or a reportable event, nor did we consult with Jewett regarding any disagreements with its prior auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the prior auditor, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

	(ii)	We did not discuss any past disagreements with any prior auditors with Jewett.

(c)
The Registrant has requested SF Partnership to furnish it with a letter addressed to the SEC stating whether it agrees with the statements made by the Registrant regarding SF Partnership. However, such letter has not been provided by SF Partnership and, therefore, is not included in this Form 8K resulting from a disagreement over auditing fees charged by SF Partnership.

Item 9.01     Financial Statement and Exhibits.

(d)         EXHIBITS

            None.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

MORTGAGEBROKERS.COM HOLDINGS, INC.

Date: May 22, 2007	By:	/s/ Alex Haditaghi
Alex Haditaghi
President